UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 29, 2006

Mobius Management Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 0-24077

Delaware	13-3078745
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

120 Old Post Road, Rye, New York 10580
(Address of Principal Executive Offices)
(Zip Code)

(914) 921-7200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02(b): Resignation of Director

On November 29, 2006, Mr. Robert H. Levitan submitted to Mobius Management Systems, Inc. (the “Company”) his resignation from the Company’s Board of Directors (the “Board”) effective immediately, to devote more time to his duties as Co-founder and CEO of Pando Networks, Inc., a company that is developing an Internet distribution platform to facilitate the sharing of digital media. Mr. Levitan also served as a member of the Compensation Committee of the Board. With Mr. Levitan’s resignation, the Company’s Board now has eight members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2006

                                                        MOBIUS MANAGEMENT SYSTEMS, INC.

                                                        By: /s/ Raymond F. Kunzmann
                                      Raymond F. Kunzmann
                                          Chief Financial Officer (Principal
                                      Financial and Accounting Officer)